SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                           FORM 8-KA

                         CURRENT REPORT

                           AMENDMENT 2


             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) October 18, 1996





                           CPI CORP.
________________________________________________________________
  (exact name of registrant as specified in its charter)



    Delaware                  0-11227              43-1256674
________________________________________________________________
(State or other jurisdiction (Commission file   (IRS Employer
 of incorporation)             Number)       Identification No.)




1706 Washington Avenue, St. Louis, Missouri        63103-1790
________________________________________________________________
(Address of principal executive offices)            (Zip code)




Registrants's telephone number, including area code (314)231-1575
________________________________________________________________




________________________________________________________________
(Former name or former address, if changes since last report.)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


B.  Pro Forma Financial Information


                           CPI CORP.
           PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                         (Unaudited)

The Pro Forma Consolidated Financial Statements have been prepared to reflect the Photofinishing Joint Venture Transaction wherein the Company sold 51% of the outstanding shares of Fox Photo, Inc. (Fox Photo) to Eastman Kodak Company for a cash purchase price of $56.1 million subject to adjustment resulting from changes in Fox Photo's net worth between April 27, 1996 and October 4, 1996.

Fox Photo contains substantially all the Company's retail photofinishing business and currently operates under the trade names of Fox Photo, CPI Photo Finish and Proex Photo Systems, Inc. (Proex). Proex is a wholly owned subsidiary of Fox Photo, Inc.

The following Unaudited Pro Forma Consolidated Financial Statements are based on historical information which has been adjusted to reflect the Photofinishing Joint Venture Transaction as if it had occurred on February 5, 1995, the beginning of the periods presented with respect to the income statement data, and as of July 20, 1996 with respect to balance sheet data. The assumptions on which the pro forma financial information is based are further described in the Notes to the Unaudited Pro Forma Consolidated Financial Statements. The historical statements are included in the Company's Annual Report on Form 10-K for the year ended February 3, 1996 (the Company's 1995 Annual Report) and from the Unaudited Consolidated Financial Statements included in the Company's Quarterly Reports on From 10-Q for the period ended July 20, 1996. More comprehensive financial information is included in such reports and the financial information which follows is qualified in its entirety by reference to such reports and all of the financial statements and related notes contained therein. The Unaudited Pro Forma Consolidated Financial Statements should be read in conjunction with the consolidated historical financial information and does not purport to be indicative of the results that would actually have been obtained had the Photofinishing Joint Venture Transaction been consummated at the dates indicated or that may be obtained in the future.

CPI CORP. PRO FORMA CONSOLIDATED STATEMENTS OF EARNINGS
(Unaudited)    (in thousands of dollars except per share amounts)
Twenty-four weeks ended July 20, 1996

                       Historical  Pro Forma    Note  Pro Forma
                       07/20/96    Adjustments  Ref.   07/20/96
                       ----------  -----------  ----  ---------
Net sales               $ 210,108   $ (78,220)  (5)   $ 131,888

Costs and expenses:
  Cost of sales
   (exclusive of
   depreciation)           58,453     (31,288)  (5)      27,165
  Selling, admini-
   strative and
   general expenses       135,442     (38,791)  (5)      95,354
                                          550   (6)
                                       (1,385)  (7)
                                         (462)  (8)
  Depreciation             17,234      (5,980)  (5)      11,254
  Amortization              1,959      (1,800)  (5)         159
                        ----------  ----------        ----------
                          213,088      79,156           133,932
Income (loss)
 from operations           (2,980)        936            (2,044)
Net interest expense        2,008      (1,225)  (10)        783
Minority interest in
 losses of venture            -          (596)  (9)        (596)
Other income                  331         -                 331
                        ----------  ----------        ----------
Earnings (losses)
 before income taxes       (4,657)      1,565            (3,092)
Income tax expense
 (benefit)                 (1,723)        579   (11)     (1,144)
                        ----------  ----------        ----------
  Net earnings (loss)      (2,934)        986            (1,948)
                        ==========  ==========        ==========
Net earnings (loss)
 per common share            (.21)        .07              (.14)
                        ==========  ==========        ==========
Weighted average
 number of common
 and common equi-
 valent shares
 outstanding               13,982      13,982            13,982
                        ==========  ==========        ==========

See notes to pro forma consolidated financial statements.

CPI CORP. PRO FORMA CONSOLIDATED STATEMENTS OF EARNINGS
(Unaudited)    (in thousands of dollars except per share amounts)
Fifty-two weeks ended February 3, 1996
                       Historical  Pro Forma    Note  Pro Forma
                       02/03/96    Adjustments  Ref.   02/03/96
                       ----------  -----------  ----  ---------
Net sales               $ 526,651   $(188,408)  (5)   $ 338,243

Costs and expenses:
  Cost of sales
   (exclusive of
   depreciation)          135,559     (75,363)  (5)      60,196
  Selling, admini-
   strative and
   general expenses       318,413     (91,219)  (5)     224,294
                                        1,100   (6)
                                       (3,000)  (7)
                                       (1,000)  (8)
  Depreciation             35,457     (13,957)  (5)      21,500
  Amortization              5,550      (3,600)  (5)       1,950
                        ----------  ----------        ----------
                          494,979    (187,039)          307,940
Income from operations     31,672      (1,369)           30,303
Net interest expense        4,597      (2,655)  (10)      1,942
Minority interest in
 earnings of venture          -           372   (9)         372
Other income                  563         -                 563
                        ----------  ----------        ----------
Earnings from
 continuing operations
 before income taxes       27,638       1,658            29,296
Income tax expense          9,979         614   (11)     10,593
                        ----------  ----------        ----------
Net earnings from
 continuing operation      17,659       1,044            18,703
Net losses from dis-
 continued operations      (3,326)        -              (3,326)
                        ----------  ----------        ----------
Net earnings            $  14,333   $   1,044         $  15,377
                        ==========  ==========        ==========
Earnings per common
 share:
  Net earnings from
   cont. operations     $    1.26   $     .08         $    1.34
  Net losses from
   discont. operations       (.24)        -                (.24)
                        ---------   -----------       ----------
     Net earnings       $    1.02   $     .08         $    1.10
                        ==========  ==========        ==========
Weighted average
 number of common
 and common equi-
 valent shares
 outstanding               13,989      13,989            13,989
                        ==========  ==========        ==========

See notes to Pro Forma Consolidated Financial Statements.


CPI CORP. PRO FORMA CONSOLIDATED BALANCE SHEET - ASSETS
(Unaudited)    (in thousands of dollars)
Twenty-four weeks ended July 20, 1996

                       Historical
                       CPI Corp.   Pro Forma    Note  Pro Forma
                       07/20/96    Adjustments  Ref.  07/20/96
                       ----------  -----------  ----  ---------
Current Assets:
  Cash                 $   3,374    $  (1,900)  (2)   $  (1,474)
  Short-term
   investments             2,762       52,591   (2)      42,053
                                       (4,000)  (3)
                                       (9,300)  (4)
  Receivables             18,999       (6,306)  (2)      12,693
  Inventories             31,164      (12,917)  (2)      18,247
  Prepaid expenses
   and other
   current assets          8,927         (802)  (2)       8,125
  Deferred income
   taxes, net              3,476          -               3,476
                       ----------   -----------       ----------
    Total current
     assets               68,702       17,366            86,068

Net property
 and equipment           170,200      (36,000)  (2)     134,200
Other assets
  Intangible assets,
   net                    50,214      (49,747)  (2)         467
  Investment in
   minority-
   owned venture             -         44,590   (2)      48,590
                                        4,000   (3)
  Other long-term
   assets                  4,120          -               4,120
                       ----------   -----------       ----------
    Total other
     assets               54,334       (1,157)           53,177
                       ----------   -----------       ----------

Total assets           $ 293,236    $ (19,791)        $ 273,445
                       ==========   ==========        ==========

See accompanying notes to pro forma consolidated financial statements


CPI CORP. PRO FORMA CONSOLIDATED BALANCE SHEET - LIABILITIES
(Unaudited)    (in thousands of dollars)
Twenty-four weeks ended July 20, 1996

                       Historical
                       CPI Corp.   Pro Forma    Note  Pro Forma
                       07/20/96    Adjustments  Ref.   07/20/96
                       ----------  -----------  ----  ---------
Liabilities and
 stockholders' equity
Current liabilities:
  Short-term borrowings $   9,300   $  (9,300)  (4)   $     -
  Current maturities
   of long-term
   obligations              5,000         -               5,000
  Accounts Payable         29,517     (12,986)  (2)      16,531
  Accrued expenses and
   other liabilities       20,219      (3,500)  (2)      16,719
                        ----------  -----------       ----------
    Total current
     liabilities           64,036     (25,786)           38,250

Long-term obligations
 less current maturities   54,846         -              54,846
Other liabilities           4,228        (185)  (2)       4,043
Deferred income taxes,
 net                        1,491       2,287   (2)       3,778
                        ----------  -----------       ----------
    Total liabilities     124,601     (23,684)          100,917
Stockholders' equity      168,635       3,893   (2)     172,528
                        ----------  -----------       ----------
    Total liabilities
     and stockholders'
     equity             $ 293,236   $ (19,791)        $ 273,445
                        ==========  ==========        ==========

See accompanying notes to pro forma consolidated financial statements


                         CPI CORP.
    NOTES TO  PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                        (Unaudited)


(1) The Pro Forma Consolidated Financial Statements reflect the joint venture transaction entered into by the Company with Eastman Kodak Company (Kodak) on October 4, 1996 as if the transaction had occurred on February 5, 1995, the beginning of the periods presented with respect to the income statement data, and on July 20, 1996 with respect to the balance sheet data. The new joint venture will own and operate the Company's retail photofinishing business previously conducted by the Company's Fox Photo, Inc. and Proex Photo System, Inc. (Proex) subsidiaries and operates under the trade names of Fox Photo, CPI Photo Finish and Proex. Proex is a wholly owned subsidiary of Fox Photo, Inc. Under terms of the agreement, Kodak acquired a 51% interest in the joint venture for a cash purchase price of $56.1 million subject to adjustments resulting from changes in Fox's net worth between April 27, 1996 and the October 4, 1996 consummation date.

(2) Entry to reflect the purchase price as adjusted, eliminate the net assets of the Joint Venture on the Company's books, record the estimated transaction cost, record the gain on the transaction net of taxes and the minority interest for the 49% share of the Joint Venture retained by the Company as follows:

                                                 07/20/96
Cash                                             $  1,900
Receivables                                         6,306
Inventories                                        12,917
Prepaid expenses and other
 current assets                                       802
Net property and equipment                         36,000
Intangible assets                                  49,747
                                                 ---------
                                                  107,672
Accounts payable                                   12,986
Accrued expenses and other
 liabilities                                        3,500
Other liabilities                                     185
                                                 ---------
Net assets of Joint Venture                        91,001
Minority interest 49%                              44,590
                                                 ---------
Percent sold 51%                                   46,411
                                                 ---------
Consideration received                             56,100
Estimated consideration adjustments
 and costs of transaction                          (3,509)
                                                 ---------
   Net consideration                               52,591
                                                 ---------
Gain before taxes on Joint Venture
 transaction                                        6,180
Deferred tax liability                              2,287
                                                 ---------
Net gain on Joint Venture
 transaction                                     $  3,893
                                                 =========

(3)  Entry to record $4.0 million loan to the Joint Venture.

(4) Entry to reclassify short-term borrowings to short-term investments for balance sheet presentation assuming cash would have been used to pay off debt related to Fox.

(5) Entry to eliminate the photo finish business which is being transferred to the Joint Venture.

(6) Entry to adjust for certain benefit expense allocations to reflect the expected future cost to the Joint Venture.

(7) Entry to adjust for administrative services to be provided to the Joint Venture which were not charged to the photo finish business.

(8) Entry to reflect minimal consulting services by senior management to the Joint Venture. Consulting services are expected to be from $1.0 million to $3.0 million per year based on certain performance levels.

(9) Entry to reflect minority interest profit (loss) for the period indicated.

(10) Entry to adjust for an estimated net decrease in interest expense to reflect the increase in short-term investments resulting from the Joint Venture transaction.

(11) Entry to record an estimated tax expense on the pro forma adjustments.

                           SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                          CPI CORP.
                                        (Registrant)





                             /s/  Barry Arthur
                                 -----------------------------
                                  Barry Arthur
                                  Authorized Officer and
                                  Principal Financial Officer


Dated:  December 10, 1996